UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2020

L Brands, Inc.

(Exact Name of Registrant

as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Supplemental Indenture relating to the 5.625% Senior Notes due 2022

As part of its previously announced cash tender offers (the “Tender Offers”), the Company solicited consents (the “Consent Solicitations”) from the holders of its (i) 5.625% Senior Notes due 2022 (the “2022 Notes”) and (ii) 5.625% Senior Notes due 2023 (the “2023 Notes” and, together with the 2022 Notes, the “Consent Notes”) for certain proposed amendments described in the related Offer to Purchase, dated September 16, 2020, that would, among other things, eliminate certain of the restrictive covenants under each indenture governing the Consent Notes (the “Proposed Amendments”). Adoption of the Proposed Amendments with respect to each series of Consent Notes required the requisite consent applicable to each series of Consent Notes as described in the Offer to Purchase (the “Requisite Consent”).

Following the receipt of the Requisite Consent with respect to the 2022 Notes, on October 16, 2020, the Company and the Trustee entered into an eleventh supplemental indenture (the “Supplemental Indenture”) to effect the Proposed Amendments to the Indenture governing its 2022 Notes, which include (i) amending the definition of “Officer’s Certificate”, (ii) amending the covenant related to reports and (iii) eliminating the covenant relating to a change of control triggering event in respect of the Company. The Supplemental Indenture was executed, and became effective and operative on the Company, the Trustee and every holder of the Notes, upon its execution and delivery on October 16, 2020.

The foregoing summary of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On October 15, 2020, the Company issued a press release anouncing the final results in the Tender Offers and related Consent Solicitations.

A copy of the press release related to the Tender Offers and Consent Solicitations is filed herewith as Exhibit 99.1, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit 4.1	Eleventh Supplemental Indenture, dated October 16, 2020, among L Brands, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 99.1	Press Release dated October 15, 2020 entitled “L Brands Announces the Expiration and Final Results of its Cash Tender Offers and Consent Solicitations for Certain of its Senior Notes”.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: October 19, 2020	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer